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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Century Aluminum Company and its subsidiaries on Form S-8 for the Century Aluminum Company 1996 Stock Incentive Plan of our reports dated February 16, 2001, appearing in the Annual Report on Form 10-K for Century Aluminum
Company and its subsidiaries for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
July 26, 2001